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EXHIBIT 10.11

CONFIRMATION OF ADDITIONAL SYNDICATION

    This Confirmation of Additional Syndication ("Confirmation") dated as of September 23, 2001 is by and among SCHULER HOMES, INC. ("Borrower"), FIRST HAWAIIAN BANK, as agent ("Agent"), and the financial institutions ("Banks") who are parties to that certain Revolving Credit Agreement dated as of June 28, 2001, as amended ("Credit Agreement")

RECITALS

      A.  Banc of America Securities LLC and Fleet Securities, Inc. are the Joint Lead Arrangers under the Credit Agreement.

      B.  As contemplated by Section 3.10 of the Credit Agreement, the Borrower, the Agent, and the Banks desire to increase the Total Aggregate Commitment from $350,000,000 to $360,000,000.

      C.  Fleet National Bank, N.A. has agreed to increase its Commitment from $50,000,000 to $60,000,000.

    NOW, THEREFORE, the Borrower, the Banks and the Agent agree as follows:

    1.  Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

    2.  The Total Aggregate Commitment as of the Effective Date shall equal $360,000,000.

    3.  The Commitment of each Bank, as of the Effective Date, shall be as set forth on Schedule A, which shall be as of the Effective Date the new Schedule 1.1(a) to the Credit Agreement.

    4.  The Agent is authorized by the Banks to allocate Loans and Letters of Credit outstanding as of the Effective Date to the Banks based on their Pro Rata Shares as set forth on Schedule A.

    5.  Borrower agrees to execute a Note payable to the order of Fleet National Bank, N.A. in the principal amount of $60,000,000 ("Fleet Note").

    6.  Any interest, fees and other payments accrued prior to the Effective Date with respect to the Commitment and the Loans shall be for the account of the Banks based on their Pro Rata Shares as in effect prior to the Effective Date. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Commitment and the Loans shall be for the account of the Banks based on their Pro Rata Shares as set forth on Schedule A. The Banks, unless a party thereto, shall have no interest in any amounts payable by the Borrower pursuant to the Fee Letter Agreement and other fee letter agreements relating to the syndication of the Commitment.

    7.  This Confirmation shall be effective as of September 24, 2001 ("Effective Date") subject to the Agent's and the Joint Lead Arrangers' satisfaction, in their sole discretion, with the following:

      (a) Receipt by the Agent of this Confirmation signed by each Bank, the Agent, the Borrower and each Guarantor;

      (b) Receipt by Fleet of the Fleet Note executed by the Borrower reflecting the Commitment of Fleet as of the Effective Date; and

      (c) Receipt by Fleet from the Borrower of the fees payable by the Borrower as set forth in the letter agreement dated September 19, 2001.

    8.  Fleet agrees to return to Borrower the Note dated as of August 23, 2001 in the principal amount of $50,000,000 issued to Fleet upon receipt of the Fleet Note and agrees to hold harmless Borrower from any failure by Fleet to return such Note to Borrower.

    9.  The Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

    10. The Borrower hereby consents to this Confirmation and confirms that no Event of Default under the Credit Agreement has occurred.

    11. The execution, delivery and effectiveness of this Confirmation shall not operate as a waiver of any right, power or remedy of the Banks under the Credit Agreement or the other Loan Documents

    12. This Confirmation may be executed in counterparts each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. This Confirmation and the other Loan Documents may be transmitted and/or signed by facsimile and the effectiveness of any such documents and signatures shall have the same force and effect as manually signed originals and shall be binding on all parties.

    IN WITNESS WHEREOF, the parties hereto have caused this Confirmation to be duly executed by their respective officers thereunto duly authorized.

SCHULER HOMES, INC., as Borrower
By:

Name:

Title:

    The Guarantors listed on Schedule 1 hereby agree and consent to the foregoing and ratify and confirm their obligation under the Guaranty dated as of June 28, 2001.

"GUARANTOR"
EACH OF THE CORPORATE GUARANTORS LISTED ON SCHEDULE I ATTACHED HERETO
By:

Name:

Title:

EACH OF THE OTHER GUARANTORS LISTED ON SCHEDULE I ATTACHED HERETO
By:	Its respective Managing Member or Sole Manager, as the case may be
By:

Name:

Title:

FIRST HAWAIIAN BANK, as Agent
By:

Name:

Title:

Commitment Amount: $35,000,000	FIRST HAWAIIAN BANK, as Lender
By:

Name:

Title:

Commitment Amount: $25,000,000	CALIFORNIA BANK & TRUST, As Bank
By:

Name:

Title:

Commitment Amount: $50,000,000	BANK OF AMERICA, N.A., as Bank
By:

Name:

Title:

Commitment Amount: $50,000,000	FLEET NATIONAL BANK, N.A., as Bank
By:

Name:

Title:

Commitment Amount: $35,000,000	GUARANTY BANK, as Bank
By:

Name:

Title:

Commitment Amount: $25,000,000	COMERICA BANK, as Bank
By:

Name:

Title:

Commitment Amount: $10,000,000	AMERICAN SAVINGS BANK, F.S.B., as Bank
By:

Name:

Title:

Commitment Amount: $25,000,000	BANK OF HAWAII, as Bank
By:

Name:

Title:

Commitment Amount: $25,000,000	U.S. BANK NATIONAL ASSOCIATION, as Bank
By:

Name:

Title:

Commitment Amount: $25,000,000	KeyBank NATIONAL ASSOCIATION, a national banking association, as Bank
By:

Name:

Title:

Commitment Amount: $20,000,000	WASHINGTON MUTUAL BANK, F.A., a federal association, as Bank
By:

Name:

Title:

Commitment Amount: $25,000,000	BANK ONE, N.A., as Bank
By:

Name:

Title:

SCHEDULE A
Revised Schedule 1.1(a)
Bank Group Commitment Schedule

Bank	Commitment	Share
Fleet National Bank, N.A.	$60,000,000	16.66666667%
Bank of America, N.A.	$50,000,000	13.88888889%
First Hawaiian Bank	$35,000,000	9.72222223%
Guaranty Bank	$35,000,000	9.72222223%
California Bank & Trust	$25,000,000	6.94444444%
Bank of Hawaii	$25,000,000	6.94444444%
Bank One	$25,000,000	6.94444444%
Comerica Bank	$25,000,000	6.94444444%
KeyBank National Association	$25,000,000	6.94444444%
U.S. Bank National Association	$25,000,000	6.94444444%
Washington Mutual Bank, F.A.	$20,000,000	5.55555556%
American Savings Bank F.S.B.	$10,000,000	2.77777778%
AMOUNT	$360,000,000	100.00000000%

SCHEDULE 1
Guarantors

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CONFIRMATION OF ADDITIONAL SYNDICATION
SCHEDULE A Revised Schedule 1.1(a) Bank Group Commitment Schedule
SCHEDULE 1 Guarantors